DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC May 15, 2019 Dear Michael, You and Sonos, Inc. (“Sonos”) have agreed that your employment will terminate effective as   of 12:00 a.m. as of October 1, 2019 (the “Termination Date”) and you will continue to serve as an   advisor to Sonos for 18 months following your Termination Date. The purpose of this letter agreement (“Agreement”) is to confirm the compensation you will be entitled to receive from Sonos   prior to your Termination Date and as an advisor. 1. Employment until Termination Date. For the period commencing on the date  hereof and until the Termination Date (the “Interim Period”), you will continue to be an employee of   Sonos, subject to all the terms and conditions applicable to your employment as in effect prior to the Interim Period. During the Interim Period, you will also continue to participate in Sonos’ employee benefits programs, subject to the terms and conditions applicable to each such benefit program. In addition, during the Interim Period, your stock awards covering shares of Sonos’ common stock (“Stock Awards”) will continue to vest pursuant to their normal vesting schedules.   2. Accrued Benefits. Notwithstanding the foregoing, you have agreed to go on leave  from the period beginning on July 1, 2019 and ending on September 30, 2019, during which time you will exhaust any and all paid time off, which you have accrued. 3. Fiscal 2019 Annual Bonus. You acknowledge and agree that you are no longer  eligible to participate in, and receive, a bonus under, Sonos’s Executive Incentive Plan for fiscal 2019. 4. Consulting Period. Provided that you sign, date, and return this Agreement, and do not subsequently revoke it, Sonos will retain you as a consultant to Sonos from the Termination Date through the date that is 18 months after the Termination Date (the actual period of time you are retained as a consultant, the “Consulting Period”), unless Sonos elects to terminate this   consulting period prior to the end of the 18 month period for cause1 by providing written notice to you specifying the grounds for Cause in reasonable detail. During the Consulting Period, subject to your reasonable availability and in consideration to your other professional obligations, as applicable, you will make yourself available to provide consulting services (the “Services”) within   your areas of expertise as requested by Sonos including but not limited to the preparation of 1 “Cause” shall mean your (A) willful breach of your obligations under this Agreement; (B) gross negligence in   the performance or intentional non-performance of your material duties to Sonos or any of its subsidiaries; (C) commission of a felony or a crime of moral turpitude; (D) commission of a material act of deceit, fraud, perjury or embezzlement that involves or directly or indirectly causes harm to Sonos or any of its subsidiaries; or (E) engaging in grossly inappropriate conduct during the Consulting Period.

DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC Sonos’s Form 10-K and other periodic reports. Subject to your reasonable availability and in consideration to your other professional obligations, as applicable, you agree to make yourself available to provide Services throughout the Consulting Period for up to, but not exceeding, ten (10) hours per month. During the Consulting Period, your Stock Awards will continue to vest pursuant to their normal vesting schedules. You acknowledge and agree that after your Termination Date and during the Consulting Period, your relationship with Sonos will be that of an independent contractor and not that of an employee. You also acknowledge and agree that any incentive stock options that you hold will cease to be incentive stock options and will become non-statutory stock options on the three-month anniversary of your Termination Date. During  the  Consulting  Period  and  thereon,  Sonos  will  continue  to  provide  health,  dental  and  vision coverage for you on the Sonos US medical plan until you turn 65. You will pay the same premium  that  active  employees on the plan pay. However, the rates and plans are subject to change every year.  Benefit payments will be made to a third party administrator (currently Discovery Benefits but subject to  change in the future). If, however, you obtain employment that provides medical and/or dental insurance  or  otherwise  become  covered  under  an  alternative medical and/or dental plan before you turn 65, you  must  notify  Sonos  and  Sonos’  obligation  to  provide  your  Health  Insurance  Contributions  shall  cease.  When you turn 65, you will come off the Sonos plan and become eligible for Medicare. Please note that Sonos reserves the right to amend and/or terminate such plan from time to time, in its sole discretion. The benefits that you will receive as an advisor are contingent upon you executing and delivering to Sonos, a release of claims in the form attached to this Agreement as Exhibit A (the  “Release”) on the Termination Date and you not revoking the Release. You acknowledge that you   have more than 21 days to consider signing the Release and that you have 7 days to revoke the Release upon signing it. 5. Restrictive Covenants During the Consulting Period. (a) Non-solicitation of Employees. During the Consulting Period, you will not solicit for  employment or hire, in any business enterprise or activity, any employee of Sonos or any subsidiary of Sonos; provided however, that the foregoing will not be violated by any general advertising not targeted at any Company or subsidiary employees or by you serving as a reference upon request. (b) Non-solicitation of Clients and Vendors. During the Consulting Period, you will not  solicit, in any business enterprise or activity, any client, customer, licensee, licensor, third-party service provider or vendor (a “Business Relation”) of Sonos or any subsidiary of Sonos to (i) cease   being a Business Relation of Sonos or any subsidiary or (ii) become a Business Relation of any business that competes with any business in which Sonos or any subsidiary is engaged. (c) Non-Disparagement. During the Consulting Period, neither you nor Sonos will make  any statements, written or oral, to any third party which disparage, criticize, discredit or otherwise operate to the detriment of you or Sonos, its present or former officers, shareholders, directors and employees and their respective business reputation and/or goodwill; provided, however, that nothing in this Section 5 will prohibit either you or Sonos from (i) making any truthful statements or disclosures required by applicable law regulation or (ii) taking any action to enforce its rights under this Agreement or any other agreement in effect between you or Sonos.

DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC (d) Sonos Confidential Information. You agree at all times during your employment and  thereafter, to hold in strictest confidence, and not to use (except for the benefit of Sonos), and not to disclose to any person, firm or corporation without written authorization of the Board of Directors of Sonos, any Confidential Information of Sonos, except under a non- disclosure agreement with a third party duly authorized and executed by Sonos. you understand that “Confidential Information” will mean any and all confidential and/or proprietary knowledge, data or information of Sonos, its affiliates, parents and subsidiaries, whether having existed, now existing, or to be developed during your employment. By way of illustration but not limitation, “Confidential Information” includes: (a) trade secrets, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques and any other proprietary technology and all patents, copyrights and/or other proprietary rights therein; (b) information regarding research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, margins, discounts, credit terms, pricing and billing policies, quoting procedures, methods of obtaining business, forecasts, future plans and potential strategies, financial projections and business strategies, operational plans, financing and capital-raising plans, activities and agreements, internal services and operational manuals, methods of conducting Sonos business, suppliers and supplier information, and purchasing; (c) information regarding customers and potential customers of Sonos, including customer lists, names, representatives, their needs or desires with respect to the types of products or services offered by Sonos, proposals, bids, contracts and their contents and parties, the type and quantity of products and services provided or sought to be provided to customers and potential customers of Sonos and other non-public information relating to customers and potential customers; (d) information regarding any of Sonos’ business partners and their services, including names; representatives, proposals, bids, contracts and their contents and parties, the type and quantity of products and services received by Sonos, and other non-public information relating to business partners; (e) information regarding personnel, contractors, employee lists, compensation, and employee and contractor skills; and (f) any other non-public information which a competitor of Sonos could use to the competitive disadvantage of Sonos. “Confidential Information” will not include information that: (1) is or becomes a matter of public knowledge through no fault of yours or without violation of any duty of confidentiality by you; or (2) is rightfully received by you from a third party without a duty of confidentiality. Further, nothing in this Agreement will prohibit you from discussing the terms and conditions of my employment with others to the extent expressly permitted by Section 5 of the National Labor Relations Act. You acknowledge that the restrictions contained in this Section 5 are a reasonable and necessary protection of the immediate interests of Sonos, and any violation of these restrictions could cause substantial injury to Sonos. In the event of a breach or threatened breach by you of any of these restrictions, the procedures set forth in the At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement will be followed. 6. At Will Status. Your employment remains at-will during the Interim Period, meaning   that you and Sonos may terminate the employment relationship at any time, with or without cause, and with or without notice.

DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC 7. Prior Agreements; Amendment. This agreement contains all of the  understandings and representations between you and Sonos, and supersedes all prior and contemporaneous understandings, discussions, agreements, representations, and warranties, both written and oral; provided, however, that this Agreement will not supersede your Offer Letter dated December 27, 2011 and your At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement dated January 4, 2012 (collectively, the “Prior Agreements”) and you   will remain subject to the terms and conditions of the Prior Agreements. This Agreement may not be amended or modified unless in writing signed by both Sonos and you. 8. Governing Law. This Agreement and all related documents including all exhibits  attached hereto, and all matters arising out of or relating to this agreement, whether sounding in contract, tort, or statute are governed by, and construed in accordance with, the laws of the State of Massachusetts, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of Massachusetts. [Signature Page Follows]

DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC We appreciate your hard work and continued efforts on behalf of Sonos. Please contact me if you have any questions about this Agreement. SONOS, INC. MICHAEL GIANNETTO By: By: Printed Name: Patrick Spence Printed Name: Michael Giannetto Title: Chief Executive Officer Date: 2019-05-15 Date: 2019-05-16

DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC EXHIBIT A RELEASE AGREEMENT

DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC RELEASE AGREEMENT This Release Agreement (this “Release”) is entered into by you and Sonos, Inc., a Delaware   corporation (“Sonos”), effective as of September 30, 2019 (the “Effective Date”).     In consideration of the promises set forth in the letter agreement between Sonos and you, dated May 15, 2019 (the “Agreement”), you and Sonos agree as follows:   1. General Release. In consideration of the payments and benefits provided to you   under the Agreement, you, for yourself and on behalf of your representatives, agents, estate, heirs, successors and assigns (“You”), hereby release and waive your right to assert any form of legal   claim against the Released Parties (defined in Section 6 below) whatsoever for any alleged action, inaction or circumstance, whether existing or contingent, known or unknown, suspected or unsuspected, existing or arising from the beginning of time through the date you sign this Release. What this general release covers: Your waiver and release herein is intended to bar any  form of legal claim, cause of action, lawsuit, charge, complaint or any other form of action against the Released Parties seeking any form of relief including, without limitation, equitable relief (whether declaratory, injunctive or otherwise), the recovery of any damages or any other form of monetary recovery whatsoever (including, without limitation, back pay, front pay, compensatory damages, emotional distress damages, punitive damages, attorneys’ fees and any other costs) against the Released Parties, for any alleged action, inaction or circumstance existing or arising through the date you sign this Release (collectively referred to as “Claims”).   Without limiting the foregoing general waiver and release, You specifically waive and release the Released Parties from any Claims arising from or related to your employment relationship with the Company or the termination thereof, including, without limitation: ● Claims under any California, Massachusetts (or any other state), federal, and/or local statute, regulation or executive order (as amended through the Effective Date) relating to employment, retaliation, discrimination (including discrimination on the basis of race, color, religion, creed, sex, sex harassment, sexual orientation, age, gender identity, marital status, familial status, pregnancy, national origin, ancestry, alienage, handicap, disability, present or past history of mental disorders or physical disability, veteran’s status, candidacy for or activity in a general assembly or other public office, or constitutionally protected acts of speech), fair employment practices, or other terms and conditions of employment, including but not limited to the Age Discrimination in Employment Act and Older Workers Benefit Protection Act (29 U.S.C. § 621 et seq.), the   Civil Rights Acts of 1866 and 1871, Title VII of the Civil Rights Act of 1964 and the Civil Rights Act of 1991 (42 U.S.C. § 2000e et seq.), the Equal Pay Act (29 U.S.C. § 201 et    seq.), the Americans With Disabilities Act (42 U.S.C. § 12101 et seq.), the Immigration    Reform and Control Act (8 U.S.C. § 1101 et seq.), the California Fair Employment and   Housing Act (Cal. Gov. Code § 129400-951, et seq.), the Massachusetts Fair   Employment Practices Statute (including the Pregnant Workers Fairness Act) (M.G.L. c.  151B § 1 et seq.), the Massachusetts Equal Rights Act (M.G.L. c. 93 §102), the    Massachusetts Civil Rights Act (M.G.L. c. 12 §§ 11H & 11I), the Massachusetts Privacy

DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC Statute (M.G.L. c. 214 § 1B), the Massachusetts Sexual Harassment Statute (M.G.L. c.    214 § 1C), the Massachusetts law against retaliation (M.G.L. c. 19C, §11), and any    similar California, Massachusetts or other state, federal or local statute or law. ● Claims under any California, Massachusetts (or any other state), federal and/or local statute, regulation or executive order (as amended through the Effective Date) relating to leaves of absence, layoffs or reductions-in-force, wages, hours, or other terms and conditions of employment, including but not limited to the National Labor Relations Act (29 U.S.C. § 151  et seq.), the Family and Medical Leave Act (29 U.S.C. § 2601 et seq.), the Employee    Retirement Income Security Act of 1974 (29 U.S.C. § 1000 et seq.), COBRA (29 U.S.C. §    1161 et seq.), the Fair Labor Standards Act (29 U.S.C. § 201 et seq.), the Occupational    Safety and Health Act (29 U.S.C. § 651 et seq.), the Worker Adjustment and Retraining   Notification Act (29 U.S.C. § 2101 et seq.), the California Family Rights Act (Cal. Gov. Code     §§ 12945.1- 12945.2), the California Pregnancy Disability Leave Act (Cal. Gov. Code §    12945), the California School Activities Act (Cal. Labor Code § 230.8), the Cal-WARN Act    (Cal. Labor Code §§ 1400-1408), the California laws relating to the time, manner, and   payment of wages (Cal. Lab. §§200 et seq.) (including the California Wage Payment Law   (Cal. Labor Code §§ 200-240), the California Overtime Law (Cal. Labor Code §§ 500-552),   the California Minimum Wage Law (Cal. Labor Code § 1182.12), the California Healthy   Workplaces, Healthy Families Act of 2014 (Cal. Labor Code § 245.5, 246, and 247.5), the   Massachusetts Small Necessities Leave Act (M.G.L. c. 149, §52D), the Massachusetts   Parental Leave law (M.G.L. c. 149, §105D), the Massachusetts Sick Leave Law (M.G.L. c.    149 § 148C), the Massachusetts Wage Act (M.G.L. c. 149 § 148 et. seq.), the     Massachusetts Minimum Fair Wages Act (M.G.L. c. 151 § 1 et. seq.), the Massachusetts   Equal Pay Act (M.G.L. c. 149 § 105A), and any similar California, Massachusetts or other   state, federal or local law. Please note that this section specifically includes a waiver  and release of Claims that you have or may have regarding payments or amounts covered by the California Wage Payment Laws, California Minimum Wage and Overtime Laws, Massachusetts Wage Act or Massachusetts Minimum Fair Wages Act (including, for instance, hourly wages, salary, overtime, minimum wages, commissions, vacation pay, holiday pay, sick leave pay, dismissal pay, bonus pay or severance pay), as well as Claims for retaliation under these Acts. ● Claims under any California, Massachusetts (or any other state) or federal common law theory, including, without limitation, wrongful discharge, breach of express or implied contract, promissory estoppel, unjust enrichment, breach of a covenant of good faith and fair dealing, violation of public policy, defamation, interference with contractual relations, intentional or negligent infliction of emotional distress, invasion of privacy, misrepresentation, deceit, fraud, negligence, or any claim to attorneys’ fees under any applicable statute or common law theory of recovery. ● Claims under any California, Massachusetts (or any other state), federal or local statute, regulation or executive order (as amended through the Effective Date) relating to whistleblower protections, violation of public policy, or any other form of retaliation or wrongful termination, including but not limited to the Sarbanes-Oxley Act of 2002 and any similar California, Massachusetts or other state or federal statute.

DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC ● Claims under any Company compensation, benefit, stock option, incentive compensation, bonus, restricted stock, and/or equity plan, program, policy, practice or agreement. ● Any other Claim arising under other state, federal, municipal or local law. 2. Waiver of Claims Under Section 1542. You acknowledge that there may exist  claims or facts in addition to or different from those which are now known or believed by you to exist and represent that, by means of the release in Section 1, it is nonetheless your intention to fully settle and release all such claims, whether known or unknown. You acknowledge that your intent in executing this Release is that this Release shall be effective as a bar to each and every claim covered by Section 1. In furtherance of this intention, You hereby expressly waive any and all rights and benefits conferred upon you (if any) by the provisions of Section 1542 of the California Civil Code and expressly consent that this Release shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and/or unsuspected claims, if any, as well as those relating to any other claims described in Section 1. Section 1542 of the California Civil Code reads as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING  PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”   3. Interpretation. The general release-of-claims shall be given the broadest  interpretation permitted by law. The listing of specific claims therein shall not be interpreted to exclude any other claims not specifically listed therein. 4. Exceptions. The foregoing general release-of-claims will not waive or limit your   right, where applicable: ● To file a complaint or to participate in, cooperate and/or communicate with, or provide information in connection with, an investigative proceeding of any federal, state or local governmental agency, including but not limited to the U.S. Equal Employment Opportunity Commission (“EEOC”), the California Department of Fair Employment and   Housing, the Massachusetts Commission Against Discrimination, or the Securities and Exchange Commission (collectively, the “Agencies”) without notice to Sonos. However,   please understand that, because you are waiving and releasing the right to “recovery of any damages or any other form of monetary recovery whatsoever” (per Section 1), you may only seek and receive non-monetary forms of relief from the Agencies. However, nothing in this Release prohibits you from receiving monetary rewards under the whistleblower provisions of federal law or regulation; ● To pursue a claim for unemployment or workers’ compensation benefits; ● To enforce this Release;

DocuSign Envelope ID: 098E15DD-9850-4E16-83EE-057CF99C83EC ● To pursue claims of age discrimination under the Age Discrimination in Employment Act of 1967, as amended (the “ADEA”), based on acts or omissions which occur after the   date you sign this Release; and/or ● To challenge the validity or enforceability of any waiver of ADEA rights or claims pursuant to this Release. 5 No Amounts Owing/Accord and Satisfaction. You acknowledge and agree that,  except for the specific consideration in the Release for consulting services, you have been paid and provided all wages, commissions, incentive pay, bonuses, vacation pay, sick pay, paid time off, holiday pay, stock and stock options, equity, severance pay, expenses, and any other form of compensation that may be due to you now or in the future in connection with your employment with or separation of employment from Sonos. 6 Definition of Released Parties. “Released Parties” means: (a) Sonos, Inc.; (b) all of   Sonos’ past, present, and future subsidiaries, parents, affiliates and divisions; (c) all of Sonos’ successors and/or assigns, as well as legal representatives; (d) all of Sonos’ past, present, and future officers, directors, managers, employees, shareholders, owners, attorneys, agents, insurers, employee benefit plans (including such plans’ administrators, trustees, fiduciaries, record-keepers, and insurers), and legal representatives (all both individually, in their capacity acting on Sonos’ behalf, and in their official capacities); and (e) all persons acting by, through, under, or in concert with any of the entities or persons listed in subsections (a)-(d). I UNDERSTAND AND VOLUNTARILY ACCEPT AND AGREE TO THE TERMS OF THIS RELEASE MICHAEL GIANNETTO _______________________________ September 30, 2019